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            SUPPLEMENT TO THE CYPRESSTREE SENIOR FLOATING RATE FUND
                           MARCH 31, 1998 PROSPECTUS

Effective December 31, 1998, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all of the Fund's expenses through January 29,1999. The total Fund expenses for that period will be $0.00. After that date, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.



1298-10050                                                    December 31, 1998

                        PROSPECTUS DATED MARCH 31, 1998